                                   EXHIBIT 4

                                  RESOLUTIONS
                                   -----------



                  The following resolutions were approved and adopted by

the Board of Directors of AGWAY, INC.:

                  RESOLVED, That the Company offer for sale to its members, potential members, other interested parties, and to the Trustee of the Agway, Inc. Employees' 401(k) Thrift Investment Plan, the following securities at the prices indicated:

TITLE                                                       AMOUNT                    PRICE
-----                                                       ------                    -----

Preferred Stock, Series B $100 par value                     up to                     100%
                                                             10,000
                                                             Shares

Preferred Stock, Series C $100 par value                     up to                     100%
                                                             70,000
                                                             Shares

Honorary Member Preferred Stock                              up to                     100%
$25 par value                                                4,000
                                                             shares

Common Stock $25 par value                                   up to                     100%
                                                             4,000
                                                             shares

pursuant to the By-Laws of the Company through designated employees, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                  FURTHER RESOLVED, That the Company approves Agway Financial Corporation (AFC), a wholly-owned subsidiary of Agway (or Agway, if AFC is merged with Agway or if Agway assumes the obligations of AFC), offering for sale to Agway members, other interested parties, to the Trustee of the Agway, Inc. Employees' 401(k) Thrift Investment Plan, and to the Trustee of the Employees' Retirement Plan of Agway, Inc. a total principal amount of $495,000,000, guaranteed as to payment of interest and principal by Agway to be allocated among the securities described below by the AFC Board of Directors:

                                                                         PRICE
                                                                         -----
Subordinated Money Market Certificates                                    100%
due October 31, 2016 (Minimum 8.25% per
annum; Member; denomination of $5,000)

Subordinated Money Market Certificates                                    100%
due October 31, 2016 (Minimum 7.75% per
annum; General; denomination of $5,000)

Subordinated Money Market Certificates                                    100%
due October 31, 2016 (Minimum 8.00% per
annum; Member; denomination of $100)

Subordinated Money Market Certificates                                    100%
due October 31, 2016 (Minimum 7.50% per
annum; General; denomination of $100)

Subordinated Money Market Certificates                                    100%
due October 31, 2009 (Minimum 8.75% per
annum; General; denomination of $2,000)

Subordinated Money Market Certificates                                    100%
due October 31, 2005 (Minimum 8.50% per
annum; General; denomination of $2,000)

provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                  FURTHER RESOLVED, That the Company approves Agway Financial Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees' 401(k) Thrift Investment Plan, the following securities registered under the reinvestment option:

Subordinated Money Market Certificates                                    100%
(due from October 31, 2001 through
October 31, 2016; minimum 4.5% to 9.75%
per annum)

provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                  FURTHER RESOLVED, That the AFC Board of Directors (or Agway, if AFC is merged with Agway or if Agway assumes the obligations of AFC, through a Committee designated by Agway's President) is hereby authorized to allocate the principal amount of the securities, within the offering approved by the Company, not to exceed the total principal amount approved. In the event that the principal amount of the securities is reallocated, a prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed; and be it

                  FURTHER RESOLVED, That the AFC Board of Directors (or Agway, if AFC is merged with Agway or if Agway assumes the obligations of AFC, through a Committee designated by Agway's President) is hereby authorized to revise the minimum interest rates and maturity dates on certificates of any class or series to be issued. In the event that the minimum interest rates or maturity dates are so revised, an officer's certificate with a copy of the resolution of the AFC Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed; and be it

                  FURTHER RESOLVED, That the appropriate officers and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                  FURTHER RESOLVED, That Christopher W. Fox, Esq., Senior Vice President, General Counsel and Secretary of the Company, Nels G. Magnuson, Esq., Deputy General Counsel and Assistant Secretary of the Company and Theresa A. Szuba, Esq., Associate General Counsel and Assistant Secretary of the Company, be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                  FURTHER RESOLVED, That the Common Stock and Preferred Stock when issued and sold for cash as provided here and above shall be fully paid and nonassessable; and be it

                  FURTHER RESOLVED, That the President or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby; and be it further

                  FURTHER RESOLVED, that it is desirable and in the best interest of this Corporation that its securities be qualified or registered for sale in various states; that the President or any Vice President and the Secretary or an Assistant Secretary hereby are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of this Corporation as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of this Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from this Corporation and the approval and ratification by this Corporation of the papers and documents so executed and the action so taken.

                  I, Christine M. Stilwell, Assistant Secretary of AGWAY, INC., hereby certify that the foregoing is a true and complete copy of the resolutions duly approved and duly adopted by the Board of Directors of this Corporation at a meeting held on the 28th day of March, 2001, at which a quorum was present and more than a majority of the Directors voted in the affirmative. The foregoing resolutions have not been amended, modified, rescinded, revoked or terminated.

                  WITNESS my signature and seal of this Corporation this 6th day of April, 2001.



                               Assistant Secretary

                                   RESOLUTIONS



                  The following resolutions were approved and adopted by

the Board of Directors of AGWAY FINANCIAL CORPORATION:

                  RESOLVED, That the Company (or Agway, Inc., if the Company is merged with Agway or if Agway assumes the obligations of the Company), offer for sale to Agway members, other interested parties, to the Trustee of the Agway, Inc. Employees' 401(k) Thrift Investment Plan, and to the Trustee of the Employees' Retirement Plan of Agway, Inc. a total principal amount of $495,000,000, guaranteed as to payment of interest and principal by Agway to be allocated among the securities described below:

                                                                    PRICE
                                                                    -----
Subordinated Money Market Certificates                               100%
due October 31, 2016 (Minimum 8.25% per
annum; Member; denomination of $5,000)

Subordinated Money Market Certificates                               100%
due October 31, 2016 (Minimum 7.75% per
annum; General; denomination of $5,000)

Subordinated Money Market Certificates                               100%
due October 31, 2016 (Minimum 8.00% per
annum; Member; denomination of $100)

Subordinated Money Market Certificates                               100%
due October 31, 2016 (Minimum 7.50% per
annum; General; denomination of $100)

Subordinated Money Market Certificates                               100%
due October 31, 2009 (Minimum 8.75% per
annum; General; denomination of $2,000)

Subordinated Money Market Certificates                               100%
due October 31, 2005 (Minimum 8.50% per
annum; General; denomination of $2,000)

provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                  FURTHER RESOLVED, That the Company (or Agway, Inc., if the Company is merged with Agway or if Agway assumes the obligations of the Company) offer for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees' 401(k) Thrift Investment Plan, the following securities registered under the reinvestment option:

Subordinated Money Market Certificates                          100%
(due from October 31, 2001 through
October 31, 2016; minimum 4.5% to 9.75%
per annum)

provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                  FURTHER RESOLVED, That the Company's Board of Directors (or Agway, Inc., if the Company is merged with Agway or if Agway assumes the obligations of the Company, through a Committee designated by Agway's President) is hereby authorized to allocate the principal amount of the securities, within the offering approved by the Company, not to exceed the total principal amount approved. In the event that the principal amount of the securities is reallocated, a prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed; and be it

                  FURTHER RESOLVED, That the Company's Board of Directors (or Agway, Inc., if the Company is merged with Agway or if Agway assumes the obligations of the Company, through a Committee designated by Agway's President) is hereby authorized to revise the minimum interest rates and maturity dates on certificates of any class or series to be issued. In the event that the minimum interest rates or maturity dates are so revised, an officer's certificate with a copy of the resolution of the AFC Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed; and be it

                  FURTHER RESOLVED, That the appropriate officers and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Subordinated Money Market Certificates as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                FURTHER RESOLVED, That Christopher W. Fox, Esq., Senior Vice President,General Counsel and Secretary of the Company, Nels G. Magnuson, Esq., Deputy General Counsel and Assistant Secretary of the Company and Theresa A. Szuba, Esq., Associate General Counsel and Assistant Secretary of the Company, be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                  FURTHER RESOLVED, That the President or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Subordinated Money Market Certificates of this Company, to be issued and sold pursuant to resolutions adopted by this Board, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby; and be it further

                  FURTHER RESOLVED, that it is desirable and in the best interest of this Corporation that its securities be qualified or registered for sale in various states; that the President or any Vice President and the Secretary or an Assistant Secretary hereby are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of this Corporation as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of this Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from this Corporation and the approval and ratification by this Corporation of the papers and documents so executed and the action so taken.

                  I, Christine M. Stilwell, Secretary of AGWAY FINANCIAL CORPORATION, hereby certify that the foregoing is a true and complete copy of the resolutions duly approved and duly adopted by unanimous written consent of the Directors of this Corporation as of the 30th day of March, 2001. The foregoing resolutions have not been amended, modified, rescinded, revoked or terminated.
                  WITNESS my signature and seal of this Corporation this 12th day of April, 2001.



                                          Secretary